UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22716

Stone Harbor Emerging Markets Total Income Fund

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and address of agent for service)

With copies To:

Michael G. Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: May 31

Date of reporting period: June 1, 2013 – November 30, 2013

Item 1. Report to Stockholders.

Stone Harbor
Investment Partners

November 30, 2013

Semi-Annual Report

Emerging Markets Total Income Fund

Distribution Policy

November 30, 2013

Stone Harbor Emerging Markets Total Income Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund began distributing $0.1511 per share on a monthly basis in December 2012.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will typically distribute most or all of its available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may also distribute long term capital gains and short term capital gains and return capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table. The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, investments in foreign securities, foreign currency fluctuations and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Stone Harbor Emerging Markets Total Income Fund	Shareholder Letter
November 30, 2013 (Unaudited)

Dear Investor,

The Stone Harbor Emerging Markets Total Income Fund (“EDI” or “Fund”) seeks to maximize total return, which consists of income on its investments and capital appreciation. The Fund invests in fixed income securities and related instruments that are economically tied to emerging markets (EM) countries, including sovereign external debt, local currency debt (non-U.S. dollar), and corporate debt from EM issuers. Additionally, the Fund may invest up to 20% of its assets in emerging equity markets.

Despite significant recent market volatility, we believe EM debt markets continue to offer attractive investment opportunities for total return investors. Our investment thesis is straightforward. EM countries generate approximately 80% of global growth today and their share of global economic output has nearly doubled in the past decade. Inflation in EM countries has fallen substantially and remains subdued, particularly in comparison to the hyperinflationary periods of the 1990s. Unlike many advanced economies, most EM countries maintain sustainable debt levels and substantially lower fiscal deficits. In addition, EM debt still offers higher yields than advanced economy debt, even though EMs have better relative fundamentals in most cases, based on our analysis.

Macroeconomic developments in advanced economies are also important inputs into our assessment of the outlook for EM debt returns. From a macroeconomic perspective, investing in EM debt is much more challenging today than it was in previous years. The impact of developments outside the emerging markets on emerging market valuations has been a critical variable in our investment process –something that had a very minor impact in earlier periods of emerging market volatility. Global growth is slower than we expected at the end of 2012. While the United States economy appears to be the strongest of a weak set of major developed economies including Europe and Japan, U.S. growth has been uneven so far this year. Unprecedented monetary easing by central banks and the uncertainty of government reduction of bond buying programs makes the outlook for growth even less certain. Many market participants fear that as the U.S. pulls back on quantitative easing, rising U.S. interest rates and a stronger U.S. dollar may weaken returns on EM debt. Assessments of each of these factors and how we believe they may impact various sectors within EM debt play a significant role in how we select investments for the Fund.

A key advantage we have in managing EDI is the latitude to seek to adjust the risk in the portfolio based on fundamental economic and credit views, as well as our assessment of the macroeconomic environment. We can seek to adjust risk and potential return opportunities by allocating to three distinct sectors of EM debt and to country equity markets, each of which tend to behave differently in various macroeconomic environments.

In addition, we can vary the amount of leverage used by the Fund depending on our confidence in our return expectations. In general, we employ leverage to seek higher returns. However, when uncertainty rises, and with it greater perceived risks, we can also reduce leverage so that the Fund has less exposure to EM debt when markets turn down.

Performance Review

The total return on net asset value (NAV) of EDI for the six months ending November 30, 2013 was -9.54%, [net of all expenses]. For the same period, the Fund maintained an average discount to its NAV of 3.25%1. All segments of emerging markets debt were under pressure during the time period. Returns from the corporate sector were relatively stronger than the sovereign sector so our corporate allocations helped the Fund’s relative performance. The contribution to the Fund’s returns from exposure to hard currency and local currency sovereign debt was negative as yields rose through the period and spreads relative to U.S. Treasuries increased. Of the three sectors of EM debt, hard currency sovereign debt tends to be most sensitive to changes in the yield of U.S. Treasuries because of its long duration. During this six month period both hard currency and local currency sovereign debt proved highly sensitive to the increase in U.S. Treasury yields. This back-up in yields combined with the Fund’s leverage contributed to our negative returns during the six month period.

In the Fund’s exposure to sovereign debt, our holdings in U.S. dollar-denominated debt of Venezuela had a negative impact on returns. Venezuela’s political situation has been quite chaotic in the aftermath of President Chavez’s death. Newly elected president Maduro has continued to pursue the Chavez agenda but he lacks his predecessor’s ability to rally public support to his cause. In addition, economic growth has slowed and inflation is rising. Despite these difficulties, Venezuela offers the highest yields in the sovereign hard currency universe and has structural incentives to continue servicing its debt.

Throughout the reporting period, leverage consisted primarily of short-term reverse repurchase agreements through which the Fund borrowed funds by lending securities under the obligation to repurchase them at a later date at a fixed price. The implied borrowing costs of the repurchase agreements averaged approximately 0.59% per annum. The level of gross leverage reached a maximum of 33.2% of total assets on August 23, 2013 and a minimum of 23.6% on June 6, 2013. By the end of the reporting period, leverage was 32.1%. Net leverage (gross leverage less cash held) remained lower than gross leverage throughout the period. The Fund’s management team varied borrowing levels to reflect the team’s outlook on EM debt, increasing borrowings when it felt opportunities had improved and reducing borrowings when, in the team’s judgment, macroeconomic risks had risen.

Market Review and Outlook

In our view, the total returns for EM indices2 for the reporting period continued to primarily reflect external developments in developed markets rather than the positive backdrop of EM fundamentals. Market tracking indices for the three sectors of EM debt — external sovereign debt, local currency debt and corporate debt — delivered total returns of -2.81%, - 5.49%, and -1.00%, respectively, during the reporting period. In external sovereign debt, spread widening relative to U.S. Treasuries, as well as price weakness in U.S. Treasuries accounted for the downturn, in our view. Yields of sovereign U.S. dollar denominated debt widened relative to U.S. Treasuries, as global investors reduced exposure to long maturity U.S. dollar denominated bonds on fears that the U.S. Federal Reserve would eventually slow the pace of its bond purchases, and cause long term U.S.

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Stone Harbor Emerging Markets Total Income Fund	Shareholder Letter
November 30, 2013 (Unaudited)

rates to rise. The downturn in local currency markets had a similar cause and, in our view, was also a function of the strength in the U.S. dollar relative to emerging market currencies. U.S. dollar strength was driven by an improving U.S. economy, as well as expectations of higher interest rates in the U.S. over time. Corporate bonds in general benefited from their shorter durations relative to external sovereign debt, as well as continued fundamental improvements, and relatively attractive valuations.

Another important factor driving emerging market returns during the period was the level of outflows from emerging market debt mutual funds. During the seven-month period after U.S. Federal Reserve Chairman Bernanke introduced the concept of a “tapering” of Fed purchases of U.S. Treasuries in May. According to Emerging Portfolio Fund Research (EPFR), outflows from U.S. and European based emerging market debt mutual funds exceeded 14% of the total assets invested in these funds. This selling pressure was sustained throughout the period as investors attracted to the premium yields offered by these funds abandoned the asset class at the first indication that future interest rates may rise. We believe this selling ignores the strong fundamental case for emerging markets but it had an undeniably negative impact on the market and contributed to our Fund trading at a discount to NAV during the most recent three-month period.

We view the recent moves in EM debt prices, currencies and local interest rates as part of an adjustment to the normalization in monetary policies in developed markets and to an ongoing recovery of the U.S. economy. At least in the near term, macroeconomic developments in advanced economies are likely to remain key drivers of EM debt returns, in our view.

Despite these influences from advanced economies, our fundamental views on emerging markets have not changed. We continue to forecast that China should maintain a growth rate above 7% over the next year and that many EM country growth rates should improve in the next 12-18 months. In our view, expectations for improved U.S. growth, together with recent depreciation of emerging market currencies and prior monetary easing by EM central banks, will support EM growth in the months ahead. But we believe this process will take time. Government deficits in most EM countries remain at healthy levels, particularly compared to the U.S., Japan and many developed European countries. Over time, we believe markets will again focus on the relative strengths of EM fundamentals.

Key to this view is the timing and extent of a recovery in EM growth. EM debt markets seem intensely focused on the timing and size of the U.S. Fed’s withdrawal from quantitative easing on the expectation that reduced bond buying will eventually accompany a tightening of U.S. policy interest rates. An important assumption behind this view is that U.S. growth will accelerate along with improvements in the U.S. labor markets, a development that most likely would also be supportive of the U.S. dollar. In our view, without acceleration in EM growth rates relative to U.S. growth, EM currency markets remain vulnerable to U.S. dollar strength. We will be watching for evidence of a cyclical recovery in EM economic activity in the months ahead.

In the past, we have detailed some of the key risks to our relatively benign outlook for emerging market debt. Today, those risks seem most prevalent in advanced markets with the possibility of rising U.S. interest rates as one of the most important factors. Other factors include the ongoing political and religious strife in the Middle East, weak growth in Europe and the potential for China’s growth rate to slow at a much faster pace than our research suggests. However, our base case return scenarios for EM debt over the coming year remain positive. Our view derives from a disciplined investment process in which we review the ability and willingness of borrowers to repay their debts. We also assess whether current prices of bonds reflect adequate compensation for risk within the current macroeconomic environment. Based on this process, we remain wary of the weak growth prospects in advanced economies, but still see more opportunity for investing in EM debt.

Other general risks of the Fund relate to our use of leverage and also to the longer-term prospects for a rise in global interest rates. Though not our base case, Stone Harbor attempts to mitigate the risk of loss of principal due to the possibility of a general rise in global interest rates through our investment processes that determine sector and country allocations, as well as security selection. We seek to reduce interest rate sensitivity during periods of rising interest rates. Notwithstanding these efforts, rising interest rates would increase the Fund’s cost of leverage and could also decrease the value of its portfolio securities, adversely affecting Fund performance.

We continue to believe that investing in EDI may offer an attractive means of capitalizing on further improvements in credit quality in EM. We thank you for your trust in our ability to maneuver these difficult markets and look forward to reporting on EDI in six months.

Sincerely,

Thomas K. Flanagan

Chairman of the Board of Trustees

[1]

Performance on a market value basis, or at market price, will differ from its results at NAV. Although market price returns typically reflect investment results overtime, during shorter periods, returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

[2]

JP Morgan emerging markets debt benchmarks are used throughout as being representative of market returns. Emerging markets hard currency sovereign external debt is represented by JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. Emerging markets corporate debt is

Semi-Annual Report | November 30, 2013	3

Stone Harbor Emerging Markets Total Income Fund	Shareholder Letter
November 30, 2013 (Unaudited)

represented by JPMorgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified. The CEMBI tracks total returns of US dollar-denominated debt instruments issued by corporate entities in Emerging Markets countries. Two variations are available: CEMBI Broad and CEMBI. The CEMBI Broad is the most comprehensive corporate benchmark followed by the CEMBI, which consists of an Investable universe of corporate bonds. Both indices are also available in Diversified version. The JPMorgan CEMBI Broad Diversified limits the current face amount allocations of the bonds. Both indices are also available in outstanding countries with larger debt stocks. Qualifying corporate bonds have a face amount greater than USD 300 million, maturity greater than 5 years, verifiable prices and cash flows, and from countries within Asia ex-Japan, Latin America, Eastern Europe, Middle East, and Africa. Emerging markets local currency debt is represented by JP Morgan Government Bond Index – Emerging Markets (GBI-EM) Global Diversified, which consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which, international investors can gain exposure. The weightings among the countries are more evenly distributed within this index. Although not expected to be a principal investment tool, the Portfolio may make use of derivative securities (including futures and options on securities, securities indices or currencies, options on futures, forward currency contracts, and interest rate, currency or credit default) for the purposes of reducing risk and/or obtaining efficient investment exposure.

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Stone Harbor Emerging Markets Total Income Fund	Summary of Portfolio Holdings
November 30, 2013 (Unaudited)

Fund Details
Market Price	$18.55
Net Asset Value (NAV)	$20.05
Premium/(Discount)	(7.48)%
Current Distribution Rate(1)	9.77%
Net Assets ($ in millions)	$193

Country Allocation (as a % of total net assets) Country Breakdown	% of TNA
Brazil (Includes 2.17% ETF)	19.21%
Venezuela	15.80%
Turkey (Includes 1.42% ETF)	13.08%
Mexico	12.02%
Russia (Includes 2.52% ETF)	11.79%
South Africa	11.32%
Indonesia	8.85%
Colombia	6.42%
Ukraine	5.59%
Iraq	5.44%
Kazakhstan	5.30%
China (Includes 2.56% ETF)	4.96%
Dominican Republic	3.04%
Nigeria	2.79%
Peru	2.27%
Hungary	2.24%
Slovenia	1.76%
United Arab Emirates	1.44%
United States	1.13%
Ivory Coast	1.07%
India	1.04%
South Korea (Includes 0.67% ETF)	0.67%
Chile	0.57%
Morocco	0.54%
Croatia	0.53%
Panama	0.45%
Ghana	0.45%
Macau	0.38%
Guatemala	0.20%
Honduras	0.20%
El Salvador	0.18%
Vanguard® FTSE Emerging Markets	1.13%
Total	140.73%
Other Assets in Excess of Liabilities	-40.73%
Total Net Assets	100.00%

      Security Type Allocation(2)

Sector Allocation(2)
Sovereign Local	37.2%
Sovereign External	38.1%
Corporate	18.5%
Equity	7.1%
Other Assets in Excess of Liabilities	3.4%
Regional Breakdown(2)
Latin America	45.4%
Europe	27.7%
Asia	10.9%
Africa	10.9%
Middle East	5.2%
Multi	0.8%
Other Assets in Excess of Liabilities	3.4%
Sovereign Local Currency Breakdown(2)
Brazilian Real	10.7%
Colombian Peso	3.6%
Indonesian Rupiah	3.2%
Mexican Peso	7.1%
Nigerian Naira	0.9%
Turkish New Lira	4.8%
South African Rand	6.9%
Total	37.2%

(1)

Current Distribution Rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

(2)

Based on managed assets and investment manager’s sector classifications including derivative exposure. For purposes of this example, managed assets include total net assets plus any borrowings attributed to the use of reverse repurchase agreements and the notional values of credit default swaps as described on page 14. Totals may not sum to 100% because of the credit default swap position.

Semi-Annual Report | November 30, 2013	5

Stone Harbor Emerging Markets Total Income Fund	Growth of $10,000 Investment
November 30, 2013 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Total Income Fund and the JP Morgan Emerging Market Bond Indices: EMBI Global Diversified, CEMBI Broad Diversified, and GBI-EM Global Diversified.

The JP Morgan Emerging Market Bond Global Diversified is a uniquely-weighted version of the EMBI Global, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities such as Brady bonds, loans and Eurobonds. Currently, the EMBI Global Diversified covers 406 instruments across 62 countries. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.

Total Returns as of November 30, 2013 (Inception, October 25, 2012)

	3 Months	6 Months	1 Year	Since Inception (Annualized)
Stone Harbor Emerging Markets Total Income Fund – NAV	2.96%	-9.54%	-9.62%	-7.79%
Stone Harbor Emerging Markets Total Income Fund – Market Price	-1.99%	-19.00%	-19.16%	-17.60%
JP Morgan CEMBI Broad Diversified	3.29%	-1.00%	0.12%	0.69%
JP Morgan EMBI Global Diversified	3.65%	-2.81%	-5.06%	-3.99%
JP Morgan GBI-EM Global Diversified	3.36%	-5.49%	-6.50%	-4.79%

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance shown. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested and includes all fee waivers and expense reimbursements. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or broker commissions or sales charges in connection with the purchase or sale of Fund shares. Investment return and principal value will vary, and shares, when sold, may be worth more or less than their original cost. Total returns for a period of less than one year are not annualized. Index returns do not include the effects of sales charges or management fees. It is not possible to invest directly in an index.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

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Stone Harbor Emerging Markets Total Income Fund	Statement of Investments
November 30, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
SOVEREIGN DEBT OBLIGATIONS - 78.96%
Brazil - 15.04%
Nota Do Tesouro Nacional:
	BRL	10.000%	01/01/2017	20,260,000	$8,200,941
	BRL	10.000%	01/01/2021	30,000,000	11,319,224
	BRL	10.000%	01/01/2023	25,830,000	9,475,610

					28,995,775

Colombia - 0.39%
Bogota Distrio Capital	COP	9.750%	07/26/2028	1,130,000,000	741,484	(1)

Croatia - 0.53%
Croatian Government	USD	6.625%	07/14/2020	965,000	1,024,589	(1)

Dominican Republic - 3.04%
Dominican Republic International Bond:
	USD	7.500%	05/06/2021	2,993,000	3,239,923	(1)(2)
	USD	5.875%	04/18/2024	2,801,000	2,625,937	(3)

					5,865,860

El Salvador - 0.18%
Republic of El Salvador	USD	7.750%	01/24/2023	310,000	336,350	(1)

Ghana - 0.45%
Republic of Ghana:
	USD	8.500%	10/04/2017	561,000	607,282	(1)
	USD	7.875%	08/07/2023	253,000	248,889	(1)

					856,171

Guatemala - 0.20%
Guatemala Government Bond	USD	4.875%	02/13/2028	423,000	384,930	(1)

Honduras - 0.20%
Honduras Government International Bond	USD	7.500%	03/15/2024	413,000	384,090	(1)

Hungary - 2.24%
Republic of Hungary:
	USD	6.375%	03/29/2021	1,168,000	1,255,904	(2)
	USD	5.375%	02/21/2023	2,350,000	2,310,577	(2)
	USD	5.750%	11/22/2023	398,000	395,384
	USD	7.625%	03/29/2041	334,000	359,028

					4,320,893

Indonesia - 3.66%
Inter-American Development Bank	IDR	0.000%	08/20/2015	37,910,000,000	2,726,668	(4)
Republic of Indonesia:
	USD	6.875%	01/17/2018	2,423,000	2,718,303	(1)(2)
	USD	4.875%	05/05/2021	1,597,000	1,603,987	(1)(2)

					7,048,958

Iraq - 5.44%
Republic of Iraq	USD	5.800%	01/15/2028	12,396,000	10,490,115	(1)(2)

See Notes to Financial Statements.
Semi-Annual Report | November 30, 2013	7

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments
November 30, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Ivory Coast - 1.07%
Ivory Coast Government International Bond	USD	5.750%	12/31/2032	2,305,000	$2,068,737	(1)(2)(5)

Mexico - 10.19%
Mexican Bonos:
	MXN	5.000%	06/15/2017	93,300,000	7,210,305
	MXN	8.000%	06/11/2020	36,540,000	3,156,971
	MXN	6.500%	06/09/2022	114,880,000	8,994,295
	MXN	7.500%	06/03/2027	1,736,000	142,116
	MXN	8.500%	05/31/2029	1,652,000	142,489

					19,646,176

Morocco - 0.54%
Moroccan Government	USD	4.250%	12/11/2022	1,127,000	1,042,475	(2)(3)

Nigeria - 1.58%
Nigerian Government Bond	NGN	15.100%	04/27/2017	387,000,000	2,596,711
Republic of Nigeria	USD	6.375%	07/12/2023	432,000	448,740	(3)

					3,045,451

Panama - 0.45%
Republic of Panama	USD	8.125%	04/28/2034	680,000	873,800

Russia - 1.33%
Russian Federation:
	USD	12.750%	06/24/2028	1,030,000	1,765,162	(1)(2)
	USD	5.625%	04/04/2042	800,000	793,000	(1)

					2,558,162

Slovenia - 1.76%
Republic of Slovenia	USD	5.500%	10/26/2022	3,433,000	3,396,566	(1)(2)

South Africa - 9.93%
Republic of South Africa:
	ZAR	13.500%	09/15/2015	9,500,000	1,045,613
	ZAR	8.000%	12/21/2018	38,510,000	3,894,084
	ZAR	7.250%	01/15/2020	147,160,000	14,209,230

					19,148,927

Turkey - 11.66%
Republic of Turkey:
	TRY	6.500%	01/07/2015	1,750,000	846,002
	TRY	8.300%	06/20/2018	3,980,000	1,918,805
	USD	7.000%	03/11/2019	1,289,000	1,454,959	(2)
	TRY	10.500%	01/15/2020	9,700,000	5,130,004
	USD	5.125%	03/25/2022	1,596,000	1,588,020	(2)
	USD	6.250%	09/26/2022	560,000	598,500
	TRY	7.100%	03/08/2023	12,230,000	5,280,283
	USD	7.375%	02/05/2025	2,299,000	2,574,880	(2)
	USD	8.000%	02/14/2034	1,500,000	1,758,750	(2)
	USD	6.875%	03/17/2036	1,272,000	1,327,650	(2)

					22,477,853

Ukraine - 3.95%
Ukraine Government:
	USD	9.250%	07/24/2017	6,564,000	6,104,520	(1)(2)

See Notes to Financial Statements.

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Stone Harbor Emerging Markets Total Income Fund	Statement of Investments
November 30, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Ukraine (continued)
Ukraine Government: (continued)
	USD	7.750%	09/23/2020	1,712,000	$1,506,560	(1)(2)

					7,611,080

Venezuela - 5.13%
Republic of Venezuela:
	USD	13.625%	08/15/2018	400,000	380,000	(1)
	USD	7.750%	10/13/2019	5,000,000	3,700,000	(1)(2)
	USD	6.000%	12/09/2020	5,600,000	3,668,000	(1)(2)
	USD	11.750%	10/21/2026	1,590,300	1,308,022	(1)(2)
	USD	11.950%	08/05/2031	1,022,200	840,759	(1)

					9,896,781

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $171,605,461)					152,215,223

CORPORATE BONDS - 43.44%
Brazil - 2.00%
Andrade Gutierrez International SA	USD	4.000%	04/30/2018	430,000	417,100	(3)
Banco do Brasil SA	USD	6.250%	12/31/2049	1,462,000	1,156,259	(3)(6)
ESAL GmbH	USD	6.250%	02/05/2023	1,304,000	1,183,380	(3)
Minerva Luxembourg SA	USD	7.750%	01/31/2023	487,000	480,913	(2)(3)
Odebrecht Offshore Drilling Finance Ltd.	USD	6.750%	10/01/2022	284,000	290,390	(3)
Tonon Bioenergia SA	USD	9.250%	01/24/2020	350,000	323,750	(3)

					3,851,792

Chile - 0.57%
CFR International SpA	USD	5.125%	12/06/2022	500,000	465,312	(3)
GeoPark Latin America Ltd. Agencia en Chile	USD	7.500%	02/11/2020	625,000	639,063	(3)

					1,104,375

China - 2.40%
Country Garden Holdings Co. Ltd.:
	USD	11.125%	02/23/2018	1,000,000	1,121,250	(1)(2)
	USD	7.250%	04/04/2021	300,000	298,875	(3)
Kaisa Group Holdings Ltd.:
	USD	8.875%	03/19/2018	700,000	719,250	(3)
	USD	10.250%	01/08/2020	955,000	990,813	(1)
Sinochem Overseas Capital Co. Ltd.	USD	4.500%	11/12/2020	1,472,000	1,502,389	(2)(3)

					4,632,577

Colombia - 1.43%
Colombia Telecomunicaciones SA ESP	USD	5.375%	09/27/2022	1,899,000	1,756,575	(2)(3)
Empresas Publicas de Medellin ESP	COP	8.375%	02/01/2021	500,000,000	268,504	(1)
Millicom International Cellular SA	USD	6.625%	10/15/2021	272,000	278,392	(3)
Pacific Rubiales Energy Corp.	USD	5.125%	03/28/2023	497,000	451,028	(3)

					2,754,499

India - 1.04%
ICICI Bank Ltd.	USD	6.375%	04/30/2022	600,000	572,625	(1)(6)
Vedanta Resources PLC:
	USD	6.000%	01/31/2019	1,000,000	965,000	(3)

See Notes to Financial Statements.

Semi-Annual Report | November 30, 2013	9

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments
November 30, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
India (continued)
Vedanta Resources PLC: (continued)
	USD	7.125%	05/31/2023	500,000	$462,500	(3)

					2,000,125

Indonesia - 1.93%
Berau Coal Energy Tbk PT	USD	7.250%	03/13/2017	1,700,000	1,653,250	(1)(2)
Indo Energy Finance II BV	USD	6.375%	01/24/2023	1,142,000	967,845	(3)
Pertamina Persero PT	USD	4.300%	05/20/2023	1,145,000	991,141	(2)(3)
PT Adaro Indonesia	USD	7.625%	10/22/2019	100,000	105,625	(1)

					3,717,861

Kazakhstan - 5.30%
KazMunayGas National Co. JSC:
	USD	6.375%	04/09/2021	1,000,000	1,087,500	(1)(2)
	USD	4.400%	04/30/2023	5,504,000	5,111,840	(2)(3)
	USD	5.750%	04/30/2043	400,000	347,000	(3)
Zhaikmunai LP	USD	7.125%	11/13/2019	3,500,000	3,666,250	(2)(3)

					10,212,590

Macau - 0.38%
MCE Finance Ltd.	USD	5.000%	02/15/2021	750,000	729,375	(3)

Mexico - 1.83%
Cemex Finance LLC	USD	9.375%	10/12/2022	2,000,000	2,225,000	(2)(3)
Cemex SAB de CV	USD	7.250%	01/15/2021	368,000	374,900	(3)
Metalsa SAB de CV	USD	4.900%	04/24/2023	481,000	446,127	(3)
Mexico Generadora De Energia	USD	5.500%	12/06/2032	500,000	471,250	(3)

					3,517,277

Nigeria - 1.21%
Afren PLC	USD	10.250%	04/08/2019	2,000,000	2,340,000	(3)

Peru - 2.27%
Ajecorp BV	USD	6.500%	05/14/2022	1,555,000	1,558,887	(2)(3)
Cia Minera Milpo SAA	USD	4.625%	03/28/2023	425,000	389,938	(3)
Southern Copper Corp.	USD	5.250%	11/08/2042	3,000,000	2,426,744	(2)

					4,375,569

Russia - 7.94%
Alfa Bank OJSC Via Alfa Bond Issuance PLC	USD	7.500%	09/26/2019	1,500,000	1,586,250	(2)(3)
Evraz Group SA	USD	6.750%	04/27/2018	1,500,000	1,501,875	(2)(3)
Far East Capital Ltd. SA	USD	8.000%	05/02/2018	800,000	719,000	(3)
Gazprom OAO Via Gaz Capital SA:
	USD	9.250%	04/23/2019	1,105,000	1,368,819	(1)(2)
	USD	7.288%	08/16/2037	1,460,000	1,547,600	(1)(2)
Russian Agricultural Bank OJSC Via RSHB Capital SA	USD	6.000%	06/03/2021	1,100,000	1,133,000	(1)(2)(6)
Severstal OAO Via Steel Capital SA	USD	5.900%	10/17/2022	2,000,000	1,940,000	(2)(3)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC	USD	7.748%	02/02/2021	1,000,000	1,075,000	(1)
Vnesheconombank Via VEB Finance PLC	USD	6.800%	11/22/2025	1,000,000	1,050,000	(1)
VTB Bank OJSC Via VTB Capital SA	USD	6.250%	06/30/2035	2,095,000	2,233,793	(1)(2)
Wind Acquisition Finance SA	USD	12.250%	07/15/2017	1,100,000	1,141,250	(3)(7)

					15,296,587

See Notes to Financial Statements.

10	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments
November 30, 2013 (Unaudited)

	Counterparty	Currency	Rate	Maturity Date	Principal Amount/Shares*	Market Value (Expressed in U.S. $)
South Africa - 1.39%
Gold Fields Orogen Holding BVI Ltd.		USD	4.875%	10/07/2020	3,200,000	$2,680,000	(1)(2)

Ukraine - 1.64%
Ferrexpo Finance PLC		USD	7.875%	04/07/2016	1,000,000	950,000	(3)
Metinvest BV		USD	8.750%	02/14/2018	800,000	712,000	(3)
Mriya Agro Holding PLC		USD	9.450%	04/19/2018	1,762,000	1,506,510	(3)

						3,168,510

United Arab Emirates - 1.44%
Dubai Holding Commercial Operations MTN Ltd.		GBP	6.000%	02/01/2017	1,000,000	1,695,629
Emaar Sukuk Ltd.		USD	6.400%	07/18/2019	1,000,000	1,085,250

						2,780,879

Venezuela - 10.67%
Petroleos de Venezuela SA:
		USD	4.900%	10/28/2014	4	4
		USD	5.000%	10/28/2015	5,576,889	4,543,352
		USD	5.250%	04/12/2017	3,506,200	2,449,957	(1)(2)
		USD	8.500%	11/02/2017	16,995,400	13,575,076	(1)(2)

						20,568,389

TOTAL CORPORATE BONDS (Cost $88,925,189)						83,730,405

CREDIT LINKED NOTES - 7.86%
Colombia - 4.60%
Titulos de Tesoreria - Series B	JPMorgan Chase & Co.	COP	7.000%	05/04/2022	17,100,000,000	8,873,236

Indonesia - 3.26%
Indonesia Government	Deutsche Bank AG London	IDR	7.000%	05/15/2022	57,300,000,000	4,338,610
Republic of Indonesia	Deutsche Bank AG London	IDR	5.625%	05/15/2023	28,600,000,000	1,936,910

						6,275,520

TOTAL CREDIT LINKED NOTES (Cost $17,405,661)						15,148,756

EXCHANGE TRADED FUNDS -10.47%
iShares® MSCI Brazil Capped Index Fund		USD	N/A	N/A	89,000	4,178,550
iShares® FTSE China 25 Index Fund		USD	N/A	N/A	123,000	4,935,990
Market Vectors® Russia ETF		USD	N/A	N/A	172,000	4,850,400
iShares® MSCI South Korea Capped Index Fund		USD	N/A	N/A	20,000	1,300,600

See Notes to Financial Statements.

Semi-Annual Report | November 30, 2013	11

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments
November 30, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Shares*	Market Value (Expressed in U.S. $)
EXCHANGE TRADED FUNDS (continued)
iShares® MSCI Turkey ETF	USD	N/A	N/A	49,000	$2,744,980
Vanguard® FTSE Emerging Markets ETF	USD	N/A	N/A	52,500	2,177,700

TOTAL EXCHANGE TRADED FUNDS (Cost $20,428,966)					20,188,220

Total Investments - 140.73% (Cost $298,365,277)					271,282,604
Liabilities in Excess of Other Assets - (40.73)%					(78,510,372)

Net Assets - 100.00%					$192,772,232

*	The principal amount/shares of each security is stated in the currency in which the security is denominated. See below.

BRL	-	Brazilian Real
COP	-	Columbian Peso
EUR	-	Euro Currency
GBP	-	Great Britain Pound
IDR	-	Indonesian Rupiah
MXN	-	Mexican Peso
NGN	-	Nigerian Naira
TRY	-	New Turkish Lira
USD	-	United States Dollar
ZAR	-	South African Rand

(1)

Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2013, the aggregate market value of those securities was $80,224,080, which represents approximately 41.62% of net assets.

(2)	On November 30, 2013, securities valued at $101,230,671 were pledged as collateral for reverse repurchase agreements.
(3)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $45,183,766, which represents approximately 23.44% of net assets as of November 30, 2013.

(4)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(5)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of November 30, 2013.
(6)	Floating or variable rate security. Interest rate disclosed is that which is in effect as of November 30, 2013.
(7)	Pay-in-kind securities.

Common Abbreviations:

BV	-	Besloten Vennootschap is the Dutch term for private limited liability company.
BVI	-	British Virgin Islands.
ESP	-	Empresa de Servicios Publicos is the Colombian term for Public Service Company.
ETF	-	Exchange Traded Fund.
FTSE	-	Financial Times and the London Stock Exchange.
GmbH	-	Gesellschaft mit beschrankter Haftung is the German term for a company wtih limited liability.
JSC	-	Joint Stock Company.
LLC	-	Limited Liability Company.
LP	-	Limited Partnership.
Ltd.	-	Limited.
MSCI	-	Morgan Stanley Capital International.
MTN	-	Medium Term Note.
OAO	-	Otkrytoe Aktsionernoe Obschestvo is the Russian term for Open Joint Stock Company.
OJSC	-	Open Joint Stock Company.
PLC	-	Public Limited Company.
PT	-	Perseroan Terbuka is the Indonesian term for limited libility company.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law.
SAA	-	Sociedad Anonima Abierta is the Peruvian term used for companies with 20 or more shareholders.
SAB de CV	-	A variable capital company.
SpA	-	Societa per Azioni.
Tbk PT	-	Terbuka Perseroan Terbatas is an Indonesian term for a limited liability company.

See Notes to Financial Statements.

12	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments
November 30, 2013 (Unaudited)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
JP Morgan Chase & Co.	EUR	118,769	Purchase	12/27/2013	$161,383	$2,084

						$2,084

JP Morgan Chase & Co.	EUR	118,300	Sale	12/27/2013	$160,745	$(1,205)
JP Morgan Chase & Co.	GBP	1,080,300	Sale	12/27/2013	1,767,331	(48,617)

						$(49,822)

**	The contracted amount is stated in the currency in which the security is denominated.

REVERSE REPURCHASE AGREEMENTS

Counterparty	Interest Rate	Acquisition Date	Value
Credit Suisse First Boston	0.500%	05/08/2013	$ 1,902,790
Credit Suisse First Boston	0.450%	05/08/2013	2,245,062
Credit Suisse First Boston	0.750%	05/20/2013	2,722,825
Credit Suisse First Boston	0.450%	05/20/2013	1,868,989
Credit Suisse First Boston	0.650%	05/20/2013	2,124,252
Credit Suisse First Boston	0.750%	06/10/2013	1,788,200
Credit Suisse First Boston	0.600%	06/10/2013	1,388,390
Credit Suisse First Boston	0.500%	06/10/2013	5,711,985
Credit Suisse First Boston	0.700%	07/22/2013	2,144,880
Credit Suisse First Boston	0.350%	08/02/2013	1,048,356
Credit Suisse First Boston	0.450%	11/19/2013	5,116,800
Credit Suisse First Boston	(0.250)%	11/21/2013	1,421,370
Credit Suisse First Boston	0.000%	11/21/2013	1,288,200
JP Morgan Chase & Co.	0.550%	12/17/2012	7,130,262
JP Morgan Chase & Co.	0.650%	05/07/2013	2,642,650
JP Morgan Chase & Co.	0.750%	05/23/2013	3,895,236
JP Morgan Chase & Co.	0.450%	05/23/2013	1,936,133
JP Morgan Chase & Co.	0.450%	06/12/2013	4,351,536
JP Morgan Chase & Co.	0.650%	06/24/2013	2,663,230
JP Morgan Chase & Co.	0.700%	08/06/2013	4,021,300
JP Morgan Chase & Co.	0.750%	08/06/2013	5,376,992
JP Morgan Chase & Co.	0.750%	10/28/2013	1,150,886
JP Morgan Chase & Co.	0.650%	10/28/2013	1,814,925
JP Morgan Chase & Co.	0.350%	10/28/2013	927,462
JP Morgan Chase & Co.	0.550%	10/28/2013	1,178,791
JP Morgan Chase & Co.	0.750%	11/01/2013	3,769,056
JP Morgan Chase & Co.	0.000%	11/05/2013	972,188
JP Morgan Chase & Co.	0.250%	11/06/2013	423,540
JP Morgan Chase & Co.	0.650%	11/12/2013	2,364,443
JP Morgan Chase & Co.	0.650%	11/20/2013	1,410,565
JP Morgan Chase & Co.	0.750%	11/20/2013	2,954,160
JP Morgan Chase & Co.	0.550%	11/20/2013	2,069,963
JP Morgan Chase & Co.	0.550%	11/21/2013	970,530
Nomura Securities	0.350%	10/15/2013	1,632,911
Nomura Securities	0.430%	10/15/2013	1,167,890
Nomura Securities	0.390%	10/15/2013	1,454,929
Nomura Securities	0.460%	10/15/2013	1,447,240
Nomura Securities	0.600%	11/27/2013	1,280,865
Nomura Securities	0.650%	11/27/2013	$ 1,322,770

			$ 91,102,552

All agreements can be terminated by either party on demand at value plus accrued interest.

See Notes to Financial Statements.

Semi-Annual Report | November 30, 2013	13

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments
November 30, 2013 (Unaudited)

CREDIT DEFAULT SWAP CONTRACTS ON SOVEREIGN DEBT OBLIGATIONS ISSUE - SELL PROTECTION(8)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at November 30, 2013(9)	Notional Amount(10)	Market Value	Upfront Premiums Received	Unrealized Depreciation
Petroleos de Venezuela SA	Credit Suisse	5.000%	03/20/2016	15.210%	$ 12,000,000	$2,285,681	$884,314	$(1,401,366)

						$2,285,681	$884,314	$(1,401,366)

(8)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(9)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(10)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Notes to Financial Statements.
14	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Statement of Assets & Liabilities
November 30, 2013 (Unaudited)

ASSETS:
Investments, at value(1)	$271,282,604
Unrealized appreciation on forward foreign currency contracts	2,084
Receivable for investments sold	4,826,884
Deposits with brokers for credit default swap contracts	2,050,000
Deposits with brokers for reverse repurchase agreements	5,637,000
Interest receivable on swap contracts	120,000
Interest receivable	6,018,275
Prepaid and other assets	5,905
Total Assets	289,942,752

LIABILITIES:
Bank Overdraft	3,117,026
Payable for reverse repurchase agreements	91,102,552
Interest due on reverse repurchase agreements	183,792
Swap premium received	884,314
Unrealized depreciation on forward foreign currency contracts	49,822
Unrealized depreciation on credit default swap contracts	1,401,366
Payable to adviser	238,656
Payable to administrator	36,558
Other payables	156,434
Total Liabilities	97,170,520
Net Assets	$192,772,232

NET ASSETS CONSIST OF:
Paid-in capital	$229,025,282
Undistributed net investment income	1,621,781
Accumulated net realized loss on investments, credit default swap contracts, forward foreign currency contracts and foreign currency transactions	(9,246,820)
Net unrealized depreciation on investments, credit default swap contracts, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(28,628,011)
Net Assets	$192,772,232

PRICING OF SHARES:
Net Assets	$192,772,232
Shares of beneficial interest outstanding (unlimited number of shares, par value of $0.001 per share authorized)	9,613,154
Net assets value, offering and redemption price per share	$20.05

(1)Cost of Investments	$298,365,277

See Notes to Financial Statements.
Semi-Annual Report | November 30, 2013	15

Stone Harbor Emerging Markets Total Income Fund	Statement of Operations
For the Six Months Ended November 30, 2013 (Unaudited)

INVESTMENT INCOME:
Interest	$9,674,742
Dividends	226,523
Total Investment Income	9,901,265

EXPENSES:
Investment advisory fees	1,477,443
Administration fees	224,337
Interest on reverse repurchase agreements	271,648
Custodian fees	41,808
Audit fees	40,740
Printing fees	13,921
Legal fees	32,479
Trustee fees	35,813
Transfer agent fees	10,696
Insurance fees	15,876
Other	39,752
Total Expenses	2,204,513
Net Investment Income	7,696,752

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	(9,702,195)
Credit default swap contracts	(79,071)
Forward foreign currency contracts	104,687
Foreign currency transactions	(298,453)
Net realized loss	(9,975,032)
Change in unrealized appreciation/(depreciation) on:
Investments	(17,891,918)
Credit default swap contracts	(937,850)
Forward foreign currency contracts	(252,880)
Translation of assets and liabilities denominated in foreign currencies	13,544
Net change	(19,069,104)
Net Realized and Unrealized Loss on Investments	(29,044,136)
Net Decrease in Net Assets Resulting from Operations	$(21,347,384)

See Notes to Financial Statements.
16	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Statement of Changes in Net Assets

	For the Six Months Ended November 30, 2013 (Unaudited)	For the Period October 25, 2012 (Inception) to May 31, 2013

OPERATIONS:
Net investment income	$7,696,752	$9,089,872
Net realized gain/(loss) on investments, credit default swap contracts, forward foreign currency contracts, and foreign currency transactions	(9,975,032)	3,878,951
Net change in unrealized depreciation on investments, credit default swap contracts, forwardforeign currency contracts and translation of assets and liabilities denominated in foreign currencies	(19,069,104)	(9,558,907)
Net increase/(decrease) in net assets resulting from operations	(21,347,384)	3,409,916

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(8,714,773)	(8,150,406)
From net realized gains	–	(1,451,627)
Net decrease in net assets from distributions to shareholders	(8,714,773)	(9,602,033)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares, net of offering costs ($– and $480,000)	–	228,720,000
Net asset value of common shares issued to stockholders from reinvestment of dividends	71,876	134,630
Net increase in net assets from capital share transactions	71,876	228,854,630

Net Increase/(Decrease) in Net Assets	(29,990,281)	222,662,513

NET ASSETS:
Beginning of period	222,762,513	100,000
End of period (including undistributed net investment income of $1,621,781 and $2,639,802)	$192,772,232	$222,762,513

OTHER INFORMATION:
Share Transactions:
Beginning shares	9,609,770	4,188
Shares issued in connection with initial public offering	–	9,600,000
Shares issued as reinvestment of dividends	3,384	5,582
Shares outstanding - end of period	9,613,154	9,609,770

See Notes to Financial Statements.
Semi-Annual Report | November 30, 2013	17

Stone Harbor Emerging Markets Total Income Fund	Statement of Cash Flows
For the Six Months Ended November 30, 2013 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(21,347,384)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:	18,977,992
Purchase of investment securities	(147,947,033)
Proceeds from disposition of investment securities	128,969,041
Net proceeds from short-term investment securities	8,509,163
Net proceeds from credit default swap contracts	1,196,634
Premium amortization	843,234
Discount accretion	(332,673)
Net realized (gain)/loss on:
Investments	9,702,195
Credit default swaps	79,071
Net change in unrealized (appreciation)/depreciation on:
Investments	17,891,918
Credit default swap contracts	937,850
Forward foreign currency contracts	252,880
Translation of assets and liabilities denominated in foreign currencies	(13,544)
Increase in deposits with brokers credit default swap contracts and reverse repurchase agreements	(3,812,000)
Increase in receivable for investments sold	(4,826,884)
Decrease in receivable for closed forward currency contracts	–
Increase in interest receivable	(261,964)
Decrease in interest receivable on swap contracts	1,667
Increase in other assets	(5,905)
Increase in payable to custodian due to overdraft	3,117,026
Decrease in payable for investments purchased	(1,500,000)
Decrease in payable due to brokers for credit default swap contracts and forward foreign currency contracts	(1,210,000)
Increase in accrued investment advisory fee	1,909
Decrease in accrued administration fee	(402)
Increase in other payables	40,488
Increase in Interest on Reverse Repurchase Agreeements	150,106
Decrease in Interest on Swap Contracts	(16,822)
Net cash used in operating activities	(9,581,429)

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash Received from Reverse Repurchase Agreements	92,663,255
Cash payments made on Reverse Repurchase Agreements	(74,452,473)
Cash distributions paid	(8,642,897)
Net cash provided by financing activities	9,567,885

Effect of exchange rates on Cash	13,544

Net increase in cash	0
Cash and foreign currency, beginning balance	$0
Cash and foreign currency, ending balance	$–

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest on reverse repurchase agreements:	$121,542
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of:	$71,876

See Notes to Financial Statements.
18	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Financial Highlights
For a share outstanding throughout the periods presented.

	For the Six Months Ended November 30, 2013 (Unaudited)		For the Period October 25, 2012 (Inception) to May 31, 2013

Net asset value - beginning of period	$23.18		$23.88
Income/(loss) from investment operations:	(2.22)		0.35
Net investment income(1)	0.80		0.95
Net realized and unrealized loss on investments	(3.02)		(0.60)
Total income/(loss) from investment operations	(2.22)		0.35

Less distributions to common shareholders:
From net investment income	(0.91)		(0.85)
From net realized gains	–		(0.15)
Total distributions	(0.91)		(1.00)

Capital share transactions:
Common share offering costs charged to paid-in capital	–		(0.05)
Total capital share transactions	–		(0.05)
Net Decrease in Net Asset Value	(3.13)		(0.70)
Net asset value - end of period	$20.05		$23.18

Market price - end of period	$18.55		$23.95

Total Return(2)(3)	(9.54%)		1.12%
Total Return - Market Price(2)(3)	(19.00%)		(0.20%)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$192,772		$222,763
Ratio of expenses to average net assets	2.16%	(4)	1.87%	(4)
Ratio of net investment income to average net assets	7.56%	(4)	6.48%	(4)
Ratio of expenses to average managed assets(5)	1.49%	(4)	1.44%	(4)
Portfolio turnover rate	49%		112%

Borrowings at End of Period
Aggregate Amount Outstanding (in thousands)	$91,103		$72,892
Asset Coverage Per $1,000 (in thousands)	$3,116		$4,056

(1)	Calculated using average shares throughout the period.
(2)

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(3)	Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	Average managed assets represent net assets applicable to common shares plus average amount of borrowings during the period.

See Notes to Financial Statements.

Semi-Annual Report | November 30, 2013	19

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements
November 30, 2013 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Stone Harbor Emerging Markets Total Income Fund (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Massachusetts business trust on May 25, 2012 pursuant to an Agreement and Declaration of Trust governed by the laws of The Commonwealth of Massachusetts (the “Declaration of Trust”). The Fund commenced operations on October 25, 2012. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of 4,188 shares of beneficial interest (“Common Shares”) in the Fund to the Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”) at a price of $23.88 per share. The Fund’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “EDI.”

The Fund’s primary investment objective is to maximize total return, which consists of income and capital appreciation from investments in emerging markets securities. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in emerging markets debt. Emerging markets debt include fixed income securities and other instruments (including derivatives) that are economically tied to emerging market countries, that are denominated in the predominant currency of the local market of an emerging market country or whose performance is linked or otherwise related to those countries’ markets, currencies, economies or ability to repay loans. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or if the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country.

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Debt securities, including bank loans and linked notes, are generally valued at the mean between the bid and asked prices provided by independent pricing services or brokers that are based on transactions in debt obligations, quotations from dealers, market transactions in comparable securities and various other relationships between securities. Credit default swaps are priced by an independent pricing service based off of the underlying terms of the swap. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Foreign Currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern time.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

20	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements
November 30, 2013 (Unaudited)

Level 3

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The following is a summary of the Fund’s investment and financial instruments based on the three-tier hierarchy as of November 30, 2013:

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Sovereign Debt Obligations	$–	$152,215,223	$–	$152,215,223
Corporate Bonds	–	83,730,405	–	83,730,405
Credit Linked Notes	–	15,148,756	–	15,148,756
Exchange Traded Funds	20,188,220	–	–	20,188,220
Total	$20,188,220	$251,094,384	$–	$271,282,604

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$2,084	$–	$2,084
Liabilities
Forward Foreign Currency Contracts	–	(49,822)	–	(49,822)
Credit Default Swap Contracts	–	(1,401,366)	–	(1,401,366)
Total	$–	$(1,499,104)	$–	$(1,499,104)

*	For detailed Industry/Country descriptions see accompanying Statement of Investments.
**

Other financial instruments are derivative instruments not reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date.

There were no transfers in or out of Levels 1 and 2 during the period ended November 30, 2013. It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time).

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Semi-Annual Report | November 30, 2013	21

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements
November 30, 2013 (Unaudited)

Credit Linked Notes: The Fund may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Fund is reported separately on the Statement of Assets and Liabilities as “Deposits with brokers.” Securities collateral pledged for the same purpose is noted on the Statement of Investments.

Leverage: The Fund may borrow from banks and other financial institutions and may also borrow additional funds by entering into reverse repurchase agreements or the issuance of debt securities (collectively, “Borrowings”) in an amount that does not exceed 33 1/3% of the Fund’s Total Assets (defined in Note 4) immediately after such transactions. It is possible that following such Borrowings, the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to Common Shareholders will increase.

In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security sold by the Fund may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by the Adviser or otherwise cover its obligations under reverse repurchase agreements. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value at November 30, 2013. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy described above. For the period ended November 30, 2013, the average amount of reverse repurchase agreements outstanding was $91,651,187, at a weighted average interest rate of 0.59%.

Loan Participations and Assignments: The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, or any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Leverage Risk: Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV per share and market price of, and dividends paid on, the Common Shares. There is a risk that fluctuations in the interest rates on any Borrowings held by the Fund may adversely affect the return to the Common Shareholders. If the income from the securities purchased with the proceeds of leverage is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to the Common Shareholders as dividends and other distributions will be reduced.

The Fund may choose not to use leverage at all times. The amount and composition of leverage used may vary depending upon a number of factors, including economic and market conditions in the relevant emerging market countries, the availability of relatively attractive investment opportunities not requiring leverage and the costs and risks that the Fund would incur as a result of leverage.

Credit and Market Risk: The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

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Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements
November 30, 2013 (Unaudited)

Distributions to Shareholders: The Fund intends to make a level dividend distribution each month to Common Shareholders. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually. Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Code applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have more than a 50 percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the period ended November 30, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

2. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter in various types of derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment; they can focus exposure on only certain selected risk factors; and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if the Fund were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors: In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors, among others:

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities that tend to have higher yields are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-grade bonds.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

The Fund’s use of derivatives can result in losses due to unanticipated changes in these risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Semi-Annual Report | November 30, 2013	23

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements
November 30, 2013 (Unaudited)

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type below and in the notes that follow.

Forward Foreign Currency Contracts: The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets & Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Credit Default Swap Contracts: The Fund may enter into credit default swap contracts for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The periodic swap payments received or made by the Fund are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded as unrealized appreciation (depreciation) and shown on the Fund’s Statement of Operations. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

The tables below are a summary of the fair valuations of derivative instruments categorized by risk exposure.

Fair Values of derivative instruments on the Statement of Assets & Liabilities as of November 30, 2013:

	Asset Derivatives		Liability Derivatives
Derivative Risk Exposure	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign Exchange Rate Risk	Unrealized appreciation on forward foreign currency contracts	$2,084	Unrealized depreciation on forward foreign currency contracts	$(49,822)
Credit Risk	Unrealized appreciation on credit default swap contracts	0	Unrealized depreciation on credit default swap contracts	(1,401,366)

Credit Risk	Swap premiums paid	0	Swap premiums received	(884,314)
Total		$2,084		$(2,335,502)

The number of forward foreign currency contracts and credit default swap contracts held at November 30, 2013 is representative of activity during the period ended November 30, 2013.

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Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements
November 30, 2013 (Unaudited)

For the period ended November 30, 2013 the effect of derivative instruments on the Statement of Operations were as follows:

Derivative Risk Exposure	Gain/(Loss) On Derivatives	Realized Gain/(Loss) On Derivatives	Change in Unrealized Appreciation/(Depreciation) On Derivatives
Credit Risk	Net realized gain/(loss) on: credit default swap contracts/Change in unrealized depreciation on: credit default swap contracts	$(79,071)	$(937,850)
Foreign Exchange Rate Risk	Net realized gain/(loss) on: Forward foreign currency contracts/Change in unrealized appreciation on: Forward foreign currency contracts	104,687	(252,880)
Total		$25,616	$(1,190,730)

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year end; accordingly, tax basis balances have not been determined as of November 30, 2013.

The tax character of the distributions paid by the Fund during the fiscal period ended May 31, 2013 were as follows:

For the Year Ended May 31, 2013

Ordinary Income	$9,602,033
Total	$9,602,033

Components of Distributable Earnings on a Tax Basis:

As of May 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$3,552,990
Unrealized Depreciation	(9,593,360)
Cumulative Effect of Other Timing Difference*	(150,523)
Total	$(6,190,893)

*	Other temporary differences due to timing consist of mark-to-market on forward foreign currency contracts and amortization of credit default swap expenses.

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the period ended May 31, 2013, certain differences were reclassified. These differences were primarily attributed to the differing tax treatment of foreign currencies and certain other investments. The amounts reclassified did not affect net assets.

The reclassifications were as follows:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments
Stone Harbor Emerging Markets Total Income Fund	$(1,224)	$1,700,336	$(1,699,112)

Unrealized Appreciation and Depreciation on Investments: At November 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Stone Harbor Emerging Markets Total Income Fund
Gross appreciation on investments (excess of value over tax cost)	$1,696,927
Gross depreciation on investments (excess of tax cost over value)	(28,801,445)
Net unrealized depreciation	$(27,104,518)

Cost of investments for income tax purposes	$298,387,122

Semi-Annual Report | November 30, 2013	25

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements
November 30, 2013 (Unaudited)

4. ADVISORY FEES, TRUSTEE FEES, ADMINISTRATION FEES, CUSTODY FEES AND TRANSFER AGENT FEES

The Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of the Fund’s total assets (including any assets attributable to any leverage used) minus the Fund’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“Total Assets”).

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Under the administration agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Fund. ALPS receives a monthly fee at an annual rate of 0.15% of the average daily value of the Fund’s Total Assets.

The Bank of New York Mellon serves as the Fund’s custodian. Computershare, Inc. serves as the Fund’s transfer agent.

During the reporting period, the Fund paid each Trustee who is not a director, officer, employee or affiliate of Stone Harbor or ALPS, a fee of $5,000 per quarterly meeting of the Board of Trustees and $250 for each additional meeting in which that Trustee participated. The Fund will also reimburse independent Trustees for travel and out-of-pocket expenses incurred in connection with such meetings.

5. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the period ended November 30, 2013, were as follows:

Purchases	Sales
$ 147,947,033	$ 128,969,041

6. APPLICATION OF RECENT ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Stone Harbor Emerging Markets Total Income Fund	Summary of Dividend Reinvestment Plan
November 30, 2013 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting Computershare (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator at 1-866-390-3910.

Semi-Annual Report | November 30, 2013	27

Stone Harbor Emerging Markets Total Income Fund	Additional Information
November 30, 2013 (Unaudited)

FUND PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) on the Fund’s website located at http://www.shiplpcef.com, (2) on the SEC’s website at http://www.sec.gov, or (3) they may be reviewed and copied at the SEC’s Public Reference Room in Washington DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PROXY VOTING

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-206-0791, (2) on the Fund’s website located at http://www.shiplpcef.com, or (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year (1) without charge, upon request, by calling 1-877-206-0791, (2) on the Fund’s website located at http://www.shiplpcef.com, or (3) on the SEC’s website at http://www.sec.gov.

SHAREHOLDER TAX INFORMATION

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the year ended May 31, 2013. The Fund designates the following as a percentage of taxable ordinary income distributions, up to the maximum amount allowable, for the calendar year ended December 31, 2012:

Stone Harbor Emerging Markets Total Income Fund
Dividends Received Deduction Percentage	0%
Qualified Dividend Income Percentage	0%

In early 2013, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2012 via Form 1099. The Fund will notify shareholders in early 2014 of amounts paid to them by the Fund, if any, during the calendar year 2013.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to the Fund’s principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to its annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

PRIVACY POLICY

Stone Harbor Emerging Markets Total Income Fund (the “Fund”) has adopted the following privacy policies in order to safeguard the personal information of the Fund’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Fund officers are responsible for ensuring that the following policies and procedures are implemented:

1.

The Fund is committed to protecting the confidentiality and security of the information they collect and will handle (1) personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations.(1) The Fund will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2.

The Fund conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Fund. The Fund does not have any employees. It is anticipated that the trustees and officers of the Fund who are not employees of service providers will not have access to customer records and information in the performance of their normal responsibilities for the Fund.

3.	The Fund may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4.

The Fund may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Fund will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

28	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Additional Information
November 30, 2013 (Unaudited)

Consistent with these policies, the Fund adopts the following procedures:

1.

The Fund will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2.

The Fund will direct each of its Service Providers to adhere to the privacy policy of the Fund and to their respective privacy policies with respect to the Fund’s customer information and to take all action reasonably necessary so that the Fund is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3.	Each Service Provider is required to promptly report to the officers of the Fund any material changes to its privacy policy before, or promptly after, the adoption of such changes.

(1)	Generally, the Fund has institutional clients which are not considered “customers” for purposes of Regulation S-P.

This report, including the financial information herein, is transmitted to the shareholders of Stone Harbor Emerging Markets Total Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its common shares in the open market.

Information on the Fund is available at www.shiplpcef.com or by calling the Fund’s shareholder servicing agent at 1-866-390-3910.

Semi-Annual Report | November 30, 2013	29

INVESTMENT ADVISER

Stone Harbor Investment Partners LP

31 W. 52nd Street 16th Floor

New York, New York 10019

ADMINISTRATOR & FUND ACCOUNTANT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

TRANSFER AGENT

Computershare, Inc.

480 Washington Blvd.

Jersey City, NJ 07310

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, New York 10286

LEGAL COUNSEL

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 17th Street, Suite 3600

Denver, Colorado 80202

Item 2.	Code of Ethics.

Not applicable to this Report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this Report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to this Report.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Report.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this Report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended, and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	None.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940, as amended, dated October 12, 2011, the form of Section 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 12(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Emerging Markets Total Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	February 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Stone Harbor Emerging Markets Total Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	February 7, 2014

By:	/s/ James J. Dooley
James J. Dooley
Treasurer and Chief Financial Officer/Principal Financial Officer

Date:	February 7, 2014